Income Taxes (Tables)	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Schedule of Carrying Amounts of Assets and Liabilities	Deferred income taxes reflect the net tax effects of net operating loss and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred tax assets are as follows:
	For the year ended December 31,
	2023	2022	2021
	U.S. dollars in thousands
Net operating loss carryforward	$3,315	$1,649	$717
Research and development credits	1,395	447	234
Operating right of use asset	(35)	(54)	-
Operating lease liability	33	14	-
Vacation and convalescence accrual	50	33	2
Net deferred tax asset before valuation allowance	4,758	2,089	953

Valuation allowance	(4,758)	(2,089)	(953)
	$-	$-	$-